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                                                                   EXHIBIT 10.23

                                 FIRST AMENDMENT
                                       TO
                             NOTE PURCHASE AGREEMENT
                               DATED JUNE 29, 2001
                    BY AND BETWEEN ATP OIL & GAS CORPORATION
                      AND AQUILA ENERGY CAPITAL CORPORATION

         This First Amendment ("First Amendment") to the Note Purchase Agreement dated June 29, 2001, by and between ATP OIL & GAS CORPORATION, a Texas corporation (the "Issuer") and AQUILA ENERGY CAPITAL CORPORATION, a Delaware corporation (the "Purchaser"), is entered into on this 26th day of March 2002.

                                  WITNESSETH:

         A. Issuer and Purchaser heretofore entered into a Note Purchase Agreement dated June 29, 2001 (the "Note Purchase Agreement").

         B. Issuer and Purchaser hereby desire to amend the Note Purchase Agreement, subject to the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Issuer and Purchaser, and each intending to be legally bound hereby, Issuer and Purchaser agree as follows:

         I.       Specific Amendments to Note Purchase Agreement
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         Article I of the Note Purchase Agreement is hereby amended by adding
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the following definition thereto:

                  "First Amendment" means that certain First Amendment to the
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         Note Purchase Agreement executed by Purchaser and Issuer effective on
         March 27, 2002.

         Section 7.1(v) of the Note Purchase Agreement is hereby amended by
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replacing the text of that Section in its entirety with:

                  As of the end of each fiscal quarter beginning with the quarter ending June 30, 2002, Issuer shall have a positive working capital, as defined by GAAP, and no time during any fiscal quarter after March 31, 2002, shall the Issuer's working capital be less than a negative $5 million; provided that the working capital calculation shall include unused portions of the credit availability under the Senior Debt and exclude, for future periods, mark to market amounts under any Swap Agreements and current maturities of the Senior Debt. Any amount relating to litigation, either an asset or a liability of the Issuer, will be considered current at such time as either: (a) a judgement entered by a court of competent jurisdiction awarding such amount to the prevailing party has become final (a "Final Judgment"), or (b) Issuer and the other party(ies) to such
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                  litigation have entered into a binding agreement providing for the payment of such amount to or by Issuer; provided that if any Final Judgment is appealed by either party and execution of such Final Judgment is stayed by appellant's posting of a supersedeas bond, then so long as execution of such Final Judgment is stayed the amount of such judgement shall not be deemed a current asset or current liability. Notwithstanding the foregoing, the Issuer may have a negative working capital not in excess of $10 million at December 31, 2001 and $5 million at March 31, 2002 calculated as above.

         II.      Reaffirmation of Representations and Warranties. To induce
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Purchaser to enter into this First Amendment, Issuer hereby reaffirms as of the date hereof its representations and warranties contained in Article IV of the Note Purchase Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

                  A. The execution and delivery of this First Amendment and the performance by Issuer of its obligations under this First Amendment are within Issuer's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Articles of Incorporation or Bylaws of Issuer or of any agreement binding upon Issuer.

                  B. The Note Purchase Agreement as amended by this First Amendment, represents the legal, valid and binding obligations of Issuer, enforceable against Issuer in accordance with its terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

                  C. No Event of Default has occurred and is continuing as of the date hereof.

         III.     Defined Terms. Except as amended hereby, terms used herein
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that are defined in the Note Purchase Agreement shall have the same meanings herein.

         IV.      Reaffirmation of Loan Agreement. This First Amendment shall be
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deemed to be an amendment to the Note Purchase Agreement, and the Note Purchase
Agreement, as further amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Note Purchase Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Note Purchase Agreement as amended hereby.

         V.       Entire Agreement. The Note Purchase Agreement, as hereby
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amended, embodies the entire agreement between Issuer and Purchaser and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. Issuer certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Note Purchase Agreement as hereby further amended and the other documents previously executed or executed of even date herewith.

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         VI.      Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND
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CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE
LAWS OF THE UNITED STATES OF AMERICA. This First Amendment has been entered into in Harris County, Texas and shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between Issuer and Purchaser, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this First Amendment or any other Transaction Document.

         VII.     Severability. Whenever possible, each provision of this First
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Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

         VIII.    Section Captions. Section captions used in this First
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Amendment are for convenience of reference only, and shall not affect the construction of this First Amendment.

         IX.      Successors and Assigns. This First Amendment shall be binding
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upon Issuer and Purchaser and their respective successors and assigns, and shall inure to the benefit of Issuer and Purchaser, and the respective successors and assigns of Purchaser.

         X.       Non-Application of Chapter 346 of Texas Finance Code. In no
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event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note Purchase Agreement as hereby further amended or any other Transaction Documents or the transactions contemplated hereby.

         XI.      NOTICE. THIS FIRST AMENDMENT, TOGETHER WITH THE NOTE PURCHASE
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AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, REPRESENT THE FINAL AGREEMENT
BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                           [Signature page follows.]

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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

PURCHASER                                    ISSUER

AQUILA ENERGY CAPITAL                        ATP OIL & GAS CORPORATION,
CORPORATION, a Delaware corporation          a Texas corporation

By:      /s/ Kenneth F. Wyatt             By:       /s/ T. Paul Bulmahn
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         Kenneth F. Wyatt                             T. Paul Bulmahn
         Vice President                               President

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